EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    In connection with the Quarterly Report of Ventures-National Incorporation d/b/a Titan General Holdings Inc. (the "Company") on Form 10-QSB for the quarter ended May 31, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Daniel Guimond, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

                                                                                           /s/ Daniel Guimond
                                                                                           Date: July 7, 2004
                                                                                           Daniel Guimond
                                                                                           Chief Financial Officer
                                                                                           Ventures-National Incorporated

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.